EXHIBIT 10.35
                                     RETIX

                EXERCISE NOTICE AND STOCK PURCHASE AGREEMENT


     This Exercise Notice and Stock Purchase Agreement (the "AGREEMENT") is made as of March 18, 1996 by and between Retix, a California corporation (the "COMPANY"), and M.Y. Stephan (the "PURCHASER").

     1. EXERCISE OF OPTION. Pursuant to the exercise of a stock option (the "OPTION") granted to the Purchaser under the Company's 1988 Stock Option Plan (the "PLAN"), and pursuant to the Stock Option Agreement dated August 1, 1995 (the "OPTION AGREEMENT") between the Company and the Purchaser, the Purchaser has elected to purchase 25,000 of those shares which have become vested under the vesting schedule set forth in the Option Agreement (the "VESTED SHARES") and none of those shares which have not yet vested under such schedule (the "UNVESTED SHARES"). (The Vested Shares and the Unvested Shares are referred to collectively in this Agreement as the "SHARES"). The purchase price for the Shares shall be $3.825 per Share for a total purchase price of $95,625.00. The term "SHARES" refers to the purchased Shares and all securities received in replacement of the Shares, or as stock dividends or as a result of any stock splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares. The Option Agreement shall be deemed amended hereby to permit the early exercise of the Option and the purchase of the Shares using a promissory note as contemplated hereby.

     2.   PAYMENT OF PURCHASE PRICE.

          (a) The purchase price for the Shares shall be paid to the Company at the time of execution of this agreement in cash, by check made payable to the Company, by cancellation of indebtedness, by delivery to the Company of a promissory note in the form attached to this Agreement (the "NOTE"), or by some combination thereof. The form of such payment shall be at the discretion of the Company.

          (b) As security for the payment of the Note and any renewal, extension, or modification thereof, the Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company the certificate or certificates representing the Shares to be held pursuant to the escrow described in Section 4 of this Agreement.

          (c) In the event of any foreclosure of said security interest, the Company may sell the Shares at a private sale and may itself repurchase any or all of the Shares. The parties acknowledge that, if there is no established public market for the Shares of the Company, the securities laws applicable to the sale of the Shares may make a public sale of the Shares commercially unreasonable. The parties agree that the repurchasing of said Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors of the Company in its discretion, fairly exercised, representing what would be the fair market value of the Shares diminished by such factors as the size of the block of Shares or the restrictions of applicable securities laws.

          (d) In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code, including the right to sell the Shares at a private sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

               (i) To pay all reasonable expenses of the Company in enforcing the Note and the security interest in the Shares, including without limitation reasonable attorneys' fees and legal expenses incurred by the Company.

               (ii) In satisfaction of the remaining indebtedness under the Note.


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               (iii)     To the Purchaser, any remaining proceeds.

          (e) In the event that the Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, the Purchaser intends that the Shares represented by the portion of the Note so repaid, including interest thereon, shall continue to be held in escrow, to serve as independent collateral for a like amount of the outstanding portion of the Note, for the purpose of commencing the holding period set forth in Securities and Exchange Commission Rule 144(d).

     3.   LIMITATIONS ON TRANSFER.

          In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's repurchase option. After any Shares have been released from such repurchase option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with this Section 3 and applicable securities laws.

          (a) REPURCHASE OPTION. In the event of the voluntary or involuntary termination of the position of Purchaser as an employee or consultant of the Company for any reason, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase from Purchaser, at the original purchase price per Share, up to that number of shares which would, if the option referenced in
Section 1 had not been so exercised, have been unvested as of the date of termination. The Option Agreement is hereby incorporated by reference and made a part of this Agreement. The option shall be exercised by the Company by written notice to Purchaser or his or her executor and, at the Company's option, (i) by delivery to the Purchaser or his or her executor, with such Notice, of a check in the amount of the purchase price for the Shares being repurchased, or (ii) in the event the Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (iii) by a combination of
(i) and (ii) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

          (b) ASSIGNMENT. The right of Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (c) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Company's option to repurchase under this Section 3. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

     4. ESCROW. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for his or her Shares, to deliver such certificate(s), together with two stock powers executed in blank by Purchaser and Purchaser's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary of the Company, or its designee, to hold in escrow, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Purchaser hereby acknowledges that the appointment of the Secretary of the Company (or its designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.


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     5.   LEGENDS.  The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable corporate and securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     6. NO EMPLOYMENT RIGHTS. This Agreement shall not confer upon Purchaser any right with respect to continuation of his or her position as an employee or consultant of the Company or its subsidiaries, nor shall it interfere in any way with the right of Purchaser or the Company, or any of its subsidiaries, to terminate Purchaser's position as an employee or consultant of the Company at any time.

     7. SECTION 83(b) ELECTION. Purchaser hereby represents that he or she understands (a) the contents and requirements of Section 83(b) of the Internal Revenue Code of 1986, as amended ("SECTION 83(b)"), (b) the application of Section 83(b) to the purchase of Shares by Purchaser pursuant to this Agreement, and (c) the nature of the election to be made by Purchaser under Section 83(b). Purchaser further represents that he or she intends to file an election pursuant to Section 83(b) with the Internal Revenue Service within 30 days following the date of this Agreement, and a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that his or her failure to file such election in a timely manner may result in adverse tax consequences for Purchaser.

     8.   MISCELLANEOUS.

          (a) This Agreement may be amended only by written Agreement between the Company and Purchaser.

          (b) Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, attention the President, and if to Purchaser, at his or her address as shown on the stock records of the Company.

          (c) The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may be assigned only with the prior written consent of the Company.

          (d) Both parties agree to execute any additional documents necessary to carry out the purposes of this Agreement.

                           [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                   RETIX


                                   By:
                                       ----------------------------------------

                                   Title:
                                          -------------------------------------


                                   PURCHASER

                                   --------------------------------------------
                                   (Print Name)

                                   --------------------------------------------
                                   (Signature)


                                   Address:
                                            -----------------------------------

                                            -----------------------------------


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                                 ATTACHMENT A

                               CONSENT OF SPOUSE

     I, _______________________, spouse of M.Y. Stephan, have read and approved the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:  _________________                    _______________________________
                                             Spouse of Purchaser

                                 ATTACHMENT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, and pursuant to that certain Exercise Notice and Stock Purchase Agreement between the undersigned ("PURCHASER") and Retix dated March 18, 1996 (the "AGREEMENT"), Purchaser hereby sells, assigns and transfers unto Retix _________________ shares of the Common Stock of Retix standing in Purchaser's name on the books of said corporation represented by Certificate No. ____ herewith and does hereby irrevocably constitute and appoint _____________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:  _________________                    Signature:
                                             __________________________________

                                             __________________________________

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                              CONSENT OF SPOUSE

     I, _______________________, spouse of M.Y. Stephan, have read and approved the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:  _________________
                                   ________________________________
                                   Spouse of Purchaser

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, and pursuant to that certain Exercise Notice and Stock Purchase Agreement between the undersigned ("PURCHASER") and Retix dated March 18, 1996 (the "AGREEMENT"), Purchaser hereby sells, assigns and transfers unto Retix _________________ shares of the Common Stock of Retix standing in Purchaser's name on the books of said corporation represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint __________________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: _____________________            Signature:
                                             __________________________________

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                    RECEIPT

     Retix hereby acknowledges receipt of a check or promissory note for $95,625.00 given by M.Y. Stephan as consideration for certificate number _____ for 25,000 shares.

Dated:  _________________

                                   RETIX

                                   By:
                                       ----------------------------------------

                                   Title:
                                          -------------------------------------

                              RECEIPT AND CONSENT

     The undersigned hereby acknowledges receipt of a photocopy of certificate number _____ for 25,000 shares of Common Stock of Retix (the "COMPANY").

     The undersigned further acknowledges that the Company is acting as escrow holder pursuant to the Purchaser's Exercise Notice and Stock Purchase Agreement he/she has previously entered into with the Company. As escrow holder, the Company holds the original of the aforementioned certificate issued in the undersigned's name.


Dated:  _________________          ____________________________________________
                                   (Printed Name

                                   ____________________________________________
                                   (Signature)

                                PROMISSORY NOTE

$95,625.00                                             Santa Monica, California
                                                            March 18, 1996

     At the times hereinafter stated, for value received, the undersigned promises to pay Retix, a California corporation (the "COMPANY"), or order, at its principal office the principal sum of $95,625.00 with interest from the date hereof at a rate of 5.45% per annum, compounded annually, on the unpaid balance of said principal sum. This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of an Exercise Notice and Stock Purchase Agreement between the undersigned and the Company of even date herewith (the "PURCHASE AGREEMENT").

     This Note shall be due and payable on August 1, 2005; provided, however, that if the undersigned's employment by the Company or service as a consultant or director of the Company is terminated prior to payment in full of this Note, this Note shall be due and payable on such date as the exercise period specified in the Option Agreement between the Purchaser and the Company dated August 1, 1995 would have expired had the options granted thereunder not been exercised pursuant to the Purchase Agreement of which this Note is a part.

     Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

     Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.


                                   ____________________________________________
                                   M.Y. Stephan